                                                                     EXHIBIT 3.1

                               BOOK V 73 PAGE 269                          00872




                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE

          I, Glenn C. Kenton, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Certificate of Incorporation filed in this office on October 21, 1981.







                                        Glenn C. Kenton
                                        ---------------
RECEIVED FOR RECORD                Glenn C. Kenton, Secretary of State

Oct. 21  A.D. 1981                      By:  M. Tool
                                           ---------
Robert J. Donaway                       Date: October 21, 1981
RECORDER

                               BOOK V 73 PAGE 270


                          CERTIFICATE OF INCORPORATION
                                       OF
                          IMMUNE RESPONSE SYSTEMS, INC

               The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provi-sions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemen-tal thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

               FIRST:    The name of the corporation (hereinafter
          called the "Corporation") is Immune Response Systems, Inc.

               SECOND:    The address, including street, number,
          city and county, of the registered office of the Corporation in the State of Delaware is 306 South State Street, City of Dover, County of Kent; and the name of the registered agent of the Corporation in the State of Delaware at such address is United States Corporation Company.

               THIRD:    The nature of the business and purposes to
          be conducted or promoted by the Corporation is to engage in

                               BOOK V 73 PAGE 271


          any lawful act or activity for which corporations may be or-ganized under the General Corporation Law of the State of Delaware.

               FOURTH:   The total number of shares of all classes
          of stock which the Corporation shall have authority to issue is 200,000. The par value of each of such shares is $ .01. All such shares are of one class and are shares of Common Stock.

               FIFTH:    The name of the incorporator is Jack H.
          Halperin and his mailing address is 250 Park Avenue, New York, New York 10017.

               SIXTH:    The following provisions are inserted for
          the regulation and conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers elsewhere conferred herein or in the By-Laws of the Corporation or conferred by law:

               1.   The original By-Laws of the Corporation
                  shall be adopted by the incorporator named in Article Fifth. Thereafter, in furtherance and not in limita-tion of the powers conferred under the General Corpo-

                               BOOK V 73 PAGE 272


                  raton Law of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal By-Laws not inconsistent with law or with its Certificate of Incorporation.

               2.      Election of directors need not be by writ-
                  ten ballot, unless the By-Laws of the Corporation shall so provide.

               Signed at New York, New York, on October 19, 1981.


                                        Jack H. Halperin
                                        ----------------
                                           Incorporator

                    RECORDED In the Office for the Recording of Deeds, Etc at Dover, In and for the said County of Kent, In Corp. Record V Vol. 73 Page 269 Etc.
                    the 21st day of October A.D. 1981
                    WITNESS my Hand and the Seal of said office.


                              Robert J. Donaway, Recorder
                              ------------------

                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE


          I, Glenn C. Kenton, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Amendment filed in this office on October 14, 1982.








RECEIVED FOR RECORD                            Glenn C Kenton
                                               --------------
                                        Glenn C. Kenton, Secretary of State

RECEIVED FOR RECORD                              BY:  K. Saggs
                                                     ---------
Oct. 14, A.D. 1982                             DATE: October 14, 1982
                                                     ----------------
Robert J Donaway
RECORDER

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          IMMUNE RESPONSE SYSTEMS, INC.

     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE


     We, Frank R. Jones, Chairman of the Board and Lois Yoshida, Secretary of Immune Response Systems, Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

     By striking out the whole of Article FIRST thereof as it now exists and inserting in lieu and instead thereof a new Article FIRST, reading as follows:

     The name of the corporation is IMRE Corporation.

     SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that written notice of the corporate action has been given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 of the General Corporation Law.

     IN WITNESS WHEREOF, we have signed this certificate this 11th day of October, 1982.



                                                                   Frank R Jones
                                                                   -------------
                                                           Chairman of the Board
                                                                  Frank R. Jones

                                               ATTEST:              Lois Yoshida
                                                                    ------------
                                                                       Secretary
                                                                    Lois Yoshida

                                                                         INDEXED
                                State of Delaware
                                   Kent County

          RECORDED in the Office for the Recording of Deeds, Etc., at Dover, In and for the said County of Kent, In Corp.
          RECORD:  H   VOL:  78  PAGE:  218, ETC. the 14TH day of OCTOBER AD
1982
     WITNESS my hand and the Seal of said office.

                            Robert Donaway, Recorder
                            ---------------

                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE


          I, Glenn C. Kenton, Secretary of State of the State of Delaware do hereby certify that the attached is a true and correct copy of the Certificate of Amendment filed in this office on March 1, 1983.











RECEIVED FOR RECORD:                         Glenn C Kenton
                                             --------------
March 1, 1983                           Glenn C. Kenton, Secretary of State
-------------
Robert J. Donaway                         By: M.Tool
RECORDER                                DATE: March 1, 1983

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION

     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL
                     CORPORATION LAW OF THE STATE OF DELAWARE


     We, Frank R. Jones, Chairman of the Board and Lois Yoshida, Secretary of IMRE corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation as heretofore amended, is further amended as follows:

     By striking out the first sentence of Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new first sentence of Article FOURTH, reading as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000,000.

     SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that written notice of the corporate action has been given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 of the General Corporation Law.

     IN WITNESS WHEREOF, we have signed this certificate this 24th day of February, 1983.



                                                                   Frank R Jones
                                                                   -------------
                                                                  Frank R. Jones
                                                           Chairman of the Board

                                                    ATTEST:         Lois Yoshida
                                                                    ------------
                                                                    Lois Yoshida
                                                                       Secretary

                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE


          I, Glenn C. Kenton, Secretary of State of the State of Delaware do hereby certify the attached is a true and correct copy of the Certificate of Amendment of IMRE Corporation filed in this office on the tenth day of May, A.D. 1983, at 9 0'clock A.M.









RECEIVED FOR RECORD:                              Glenn C Kenton
                                                  --------------
June 21 A.D. 1983                            Glenn C. Kenton, Secretary of State

Robert J. Donaway
RECORDER                                     AUTHENTICATION:  0006915
                                                  DATE:  6/21/1983

831511918

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION

     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE


     We, John King, President and Lois Yoshida, Secretary of IMRE Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation as heretofore amended, is further amended as follows:

     By striking out Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 10,000,0000. The par value of each of such shares is $.01. All such shares are of one class and are shares of Common Stock.

     Each share of the Corporation's Common Stock outstanding on the date hereof shall be split into 20 shares of the Corporation's Common Stock. To effect the 20 for 1 split of the outstanding shares of Common Stock of the Corporation provided for and effected by these articles of amendment, certificates representing 20 shares of the Corporation's Common Stock, par value $.01 per share, shall be issued in exchange for each share of the Corporation's Common Stock, par value $.01 per share, outstanding on the date hereof.

     SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the written consent of the holders of not less than a majority of the outstanding stock entitled to vote thereon and that written notice of the corporate action has been given to those stockholders who have not consented in writing, all in accordance with the provisions of Section 228 and 242 of the General Corporation Law.

     IN WITNESS WHEREOF, we have signed this certificate this 29th day of April, 1983.
                                                                       John King
                                                                       ---------
                                                                       John King
                                                                       President

                                                   ATTEST:          Lois Yoshida
                                                                    ------------
                                                                    Lois Yoshida
                                                                       Secretary

                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE


          I, Michael Harkins, Secretary of State of the State of Delaware do hereby certify the attached is a true and correct copy of the Certificate of Amendment of IMRE Corporation filed in this office on the ninth day of May, A.D. 1986, at 9 o'clock a.m.








RECEIVED FOR RECORD                               Michael Harkins
                                                  ---------------
May 22 A.D. 1986                             Michael Harkins, Secretary of State
Robert J. Donaway
RECORDER                                     AUTHENTICATION:  0828570
                                                       DATE:  05/22/1986

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION

     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE


     We, Frank R. Jones, Chairman of the Board, and Lois Yoshida, Secretary, of IMRE Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation as heretofore amended, is further amended as follows:

     By striking our Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 15,000,000. The par value of each of such shares is $.01. All such shares are of one class and are shares of Common Stock.

     SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the affirmative votes of the holders of not less than a majority of the outstanding stock of the Corporation entitled to vote thereon at the annual meeting of stockholders duly called and held on April 24, 1986 following adoption by the Board of Directors of a resolution setting forth and declaring the advisability of the proposed amendment, all in accordance with Section 242 of the General Corporation Law of Delaware.

     IN WITNESS WHEREOF, we have signed this certificate this 30th day of April, 1986.



                                                                   Frank R Jones
                                                                   -------------
                                                                  Frank R. Jones
                                                           Chairman of the Board

                                                 ATTEST:            Lois Yoshida
                                                                    ------------
                                                                    Lois Yoshida
                                                                       Secretary

                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE


          I, Michael Harkins, Secretary of State of the State of Delaware do hereby certify the attached is a true and correct copy of the Certificate of Amendment IMRE Corporation filed in this office on the ninth day of January, A.D. 1987, at 9 o'clock A.M.









RECEIVED FOR RECORD                                Michael Harkins
                                                   ----------------
March 3 A.D. 1987                            Michael Harkins, Secretary of State
Michael T. Scuse
RECORDER
                                             AUTHENTICATION:  1146509
 870090211                                            DATE:  2/28/1987

0262H
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION

     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE


     We, Frank R. Jones, President, and Lois Yoshida, Secretary of IMRE Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST: That the Certificate of Incorporation of said corporation as heretofore amended, is further amended as follows:

     By adding Article SEVENTH which shall read as follows:

     SEVENTH: No director shall be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except (i) for breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) pursuant to Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the Board of Directors of said corporation and by the holders of not less than a majority of the outstanding stock entitled to vote thereon at meetings duly called and held, all in accordance with the provisions of Section 242 of the General Corporation Law.

     IN WITNESS WHEREOF, we have signed this certificate this 23rd day of December, 1986.

                                                                   Frank R Jones
                                                                   -------------
                                                                  Frank R. Jones
                                                                       President

                                                   ATTEST:          Lois Yoshida
                                                                    ------------
                                                                    Lois Yoshida
                                                                       Secretary

               STATE OF DELAWARE   INDEXED
               KENT COUNTY
                 RECORDED In the Office for the Recording of Deeds, ETC at Dover, In and for the said County of Kent, In Corp. Record W Vol. 103 Page 15 Etc.
                 the 3rd day of March A.D. 1987
                 WITNESS my Hand and the Seal of said office.

                              MICHAEL T. SCUAE, Recorder
                              -----------------

                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE



          I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Amendment of IMRE Corporation filed in this office on the ninth day of November, A.D. 1990, at 11:30 o'clock A.M.








RECEIVED FOR RECORD                            MICHAEL HARKINS
                                               ---------------
Nov. 13 A.D. 1990                            Michael Harkins, Secretary of State
Michael T. Scuae
RECORDER                                     AUTHENTICATION:  2850266
 909313016                                             DATE:  11/09/1990

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION

     ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE


     We, Frank R. Jones, Chairman of the Board, and Lois H. Yoshida, Secretary of IMRE Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     FIRST:  The name of the corporation is IMRE Corporation.

     SECOND: That the Certificate of Incorporation of said corporation as heretofore amended, is further amended as follows:

     By striking out Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000. The par value of each of such shares is $.01. All such shares are of one class and are shares of Common Stock.

     THIRD: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the affirmative votes of the holders of not less than a majority of the outstanding stock of the Corporation entitled to vote thereon at the annual meeting of stockholders duly called and held on November 9, 1990, following adoption by the Board of Directors of a resolution setting forth and declaring the advisability of the proposed amendment, all in accordance with Section 242 of the General Corporation Law of Delaware.
     IN WITNESS WHEREOF, we have signed this certificate this 9th day of November, 1990.


                                                                   Frank R Jones
                                                                   -------------
                                                                  Frank R. Jones
                                                           Chairman of the Board

                                                    ATTEST:         Lois Yoshida
                                                                    ------------
                                                                    Lois Yoshida
                                                                       Secretary

                              BK B - 135  PAGE  123                        41282




                                      STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE

        I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of the Certificate of Amendment of IMRE Corporation filed in this office on the 10th day of June, A.D. 1991, at 12:30 O'Clock p.m..







                                        MICHAEL HARKINS
                                        ---------------
RECEIVED FOR RECORD                     Michael Harkins, Secretary of State
June 11  A.D.  1991                     Authentication: *3073953
Michael T. Scuae                                 Date: 06/10/1991
RECORDER

     STATE OF DELAWARE
      SECRETARY OF STATE
DIVISION OF CORPORATIONS        BK B - 135 PG 124
FILED 12:30 PM 06/10/1991
681161050 - 924824


                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION

           __________________________________________________________

                    Adopted in accordance with the provisions
              of Section 242 of the Law of the General Corporation
                          Law of the State of Delaware
           __________________________________________________________


               We, Frank R. Jones, Chairman of the Board, and Lois H.
          Yoshida, Secretary, of IMRE Corporation, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:
               FIRST:    The name of the corporation is IMRE
          Corporation.
               SECOND:   That the Certificate of Incorporation of said
          corporation as heretofore amended, is further amended as follows:
               By striking out Article FOURTH thereof as it now exists
          and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:
               The total number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000. The par value of each share is $ .02. All such shares are of one class and are shares of Common Stock. All shares of Common Stock, par value $ .01 per share, issued and outstanding shall be exchanged for

                                BK B - 135 PG 124

          shares of Common Stock, par value $ .02 per share, on a two for one basis.
               THIRD:    That such amendment has been duly adopted in
          accordance with the provisions of the General Corporation Law of Delaware by the affirmative votes of the holders of not less than a majority of the outstanding stock of the Corporation entitled to vote thereon at the annual meeting of stockholders duly called and held on Jun 10, 1991, following adoption by the Board of Directors of a resolution setting forth and declaring the advisability of the proposed amendment, all in accordance with Section 242 of the General Corporation Law of Delaware.
               IN WITNESS WHEREOF, we have signed this certificate this 10th day of June, 1991.



                                                  Frank R Jones
                                                  -------------
                                                  Frank R. Jones
                                                  Chairman of the Board


                                   ATTEST:        Lois Yoshida
                                                  -------------
                                                  Lois H. Yoshida
                                                  Secretary

PRENTICE -HALL
JOB # 107-91-01118
      ------------
Ali Mudeen
     RECORDED COPY



               STATE OF DELAWARE   INDEXED
               KENT COUNTY
                    RECORDED In the Office for the Recording of Deeds, ETC at Dover, In and for the said County of Kent, In Corp. Record B Vol. 135 Page 123 Etc.
                    the 11th day of June A.D. 1991
                    WITNESS my Hand and the Seal of said office.

                              Michael T. Scuse, Recorder
                              -----------------

                                STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                        ________________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT
OF "IMRE CORPORATION"    FILED IN THIS OFFICE ON THE TWENTY FIRST DAY OF
DECEMBER, A.D. 1994, AT 10:30 O'CLOCK A.M.
     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.








                                             EDWARD J. FREEL
                                             ---------------
                                             EDWARD J. FREEL, SECRETARY OF STATE

                                             AUTHENTICATION:
0924824   8100                                         7347808
                                                  DATE:
944251340                                                   12-21-94

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                IMRE CORPORATION


     Pursuant to Section 242 of the Delaware General Corporation Law, IMRE CORPORATION, a Delaware corporation (the "Corporation"), does hereby certify:

     FIRST:   The name of the Corporation is IMRE CORPORATION.

     SECOND:   The Certificate of Incorporation of the Corporation is hereby amended as follows:

     By striking out Article FOURTH thereof as it now exists and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is 35,000,000, all of which shall be shares of one class of Common Stock, par value $ .02 per share.

     THIRD:    That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of Delaware by the affirmative votes of the holders of not less than a majority of the outstanding stock of the Corporation entitled to vote thereon at the annual meeting of stockholders duly called and held on June 24, 1994, following adoption by the Board of Directors of a resolution setting forth and declaring the advisability of the proposed amendment, all in accordance with Section 242 of the General Corporation Law of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed this 20th day of December, 1994.

                              IMRE CORPORATION

                              By:  Alex P. de Soto
                                  -----------------
                              ITS: Vice President  Chief Financial Officer
                                   ---------------------------------------

ATTEST:
By: Lois H. Yoshida                              STATE OF DELAWARE
     SECRETARY                                  SECRETARY OF STATE
                                             DIVISION OF CORPORATIONS
                                              FILED 10:30 AM 12/21/1994
                                                 944251340 - 924824